Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Sonoma Pharmaceuticals, Inc., a Delaware corporation (the “Company”), do hereby certify, to such officers’ knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2023	By:	/s/ Amy Trombly
Amy Trombly Chief Executive Officer (Principal Executive Officer)

Date: November 13, 2023	By:	/s/ Jerome Dvonch
Jerome Dvonch Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)